SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Hess Corporation

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!

HESS CORPORATION

2021 Annual Meeting

Vote by 11:59 p.m. Eastern Time on June 1, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 27, 2021 for shares held in the Hess Corporation Savings Plan.

HESS CORPORATION 1185 AVENUE OF THE AMERICAS NEW YORK, NY 10036

D51176-P55040

 You invested in HESS CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 2, 2021

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR receive a free paper or email copy of the proxy materials by requesting prior to May 19, 2021. If you would like to request a copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the proxy materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of eleven director nominees to serve for a one-year term expiring in 2022:

Nominees:

	1a. T.J. CHECKI	For

	1b. L.S. COLEMAN, JR.	For

	1c. J. DUATO	For

	1d. J.B. HESS	For

	1e. E.E. HOLIDAY	For

	1f. M.S. LIPSCHULTZ	For

	1g. D. MCMANUS	For

	1h. K.O. MEYERS	For

	1i. K.F. OVELMEN	For

	1j. J.H. QUIGLEY	For

	1k. W.G. SCHRADER	For

2.	Advisory approval of the compensation of our named executive officers.	For

3.	Ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the year ending December 31, 2021.	For

4.	Approval of amendment no. 1 to our 2017 long term incentive plan.	For

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D51177-P55040